EXHIBIT 99.2

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$33	$16	$17
2	Pinnacle West Energy	(18)	5	(23)
3	APS Energy Services	2	8	(6)
4	SunCor	2	1	1
5	El Dorado	—	3	(3)
6	Parent Company	11	(13)	24

7	Income From Continuing Operations	30	20	10
	Income From Discontinued Operations -
8	Net of Tax	—	5	(5)
9	Net Income	$30	$25	$5

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$0.37	$0.17	$0.20
11	Pinnacle West Energy	(0.20)	0.06	(0.26)
12	APS Energy Services	0.02	0.08	(0.06)
13	SunCor	0.02	0.01	0.01
14	El Dorado	—	0.03	(0.03)
15	Parent Company	0.12	(0.13)	0.25

16	Income From Continuing Operations	0.33	0.22	0.11
	Income From Discontinued Operations -
17	Net of Tax	—	0.06	(0.06)
18	Net Income	$0.33	$0.28	$0.05

19	BOOK VALUE PER SHARE	$31.19	$29.39	$1.80
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,376	91,359	17
21	End of Period	91,310	91,257	53

See Glossary of Terms.	`	Page 1 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	Regulated Electricity Segment
	Retail
22	Residential	$189	$168	$21
23	Business	211	196	15

24	Total retail	400	364	36
	Wholesale revenue on delivered electricity
25	Traditional contracts	3	3	—
26	Retail load hedge management	—	—	—
27	Transmission for others	8	6	2
28	Other miscellaneous services	4	7	(3)

29	Total regulated electricity	415	380	35

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	10	44	(34)
31	Realized margins on electricity trading (a)	5	9	(4)
32	Other delivered electricity (a)	66	72	(6)

33	Total delivered marketing and trading	81	125	(44)

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	(2)	(2)	—
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	1	(3)	4
36	Change in mark-to-market for future-period deliveries	8	(3)	11

37	Total other marketing and trading	7	(8)	15

38	Total marketing and trading	88	117	(29)

39	Total operating electric revenues	$503	$497	$6

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market loss of $1 million was transferred to “realized” for the first quarter of 2004. Lines 31, 32 and 34 include amounts totaling $1 million of realized loss for the first quarter of 2004.

See Glossary of Terms.	Page 2 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail
40	Residential	2,410	2,104	306
41	Business	3,051	2,849	202

42	Total retail	5,461	4,953	508
	Wholesale electricity delivered
43	Traditional contracts	138	130	8
44	Retail load hedge management	169	109	60

45	Total regulated electricity	5,768	5,192	576

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	358	992	(634)
47	Electricity trading	4,198	5,074	(876)
48	Other delivered electricity	1,140	1,306	(166)

49	Total delivered marketing and trading	5,696	7,372	(1,676)

50	Total electric sales	11,464	12,564	(1,100)

See Glossary of Terms.	`	Page 3 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$3	$3	$—
52	Other electricity marketing and trading (a)	11	24	(13)

53	Total electricity	14	27	(13)
54	Other commodities (a)	(2)	(2)	—

55	Total realized margin	12	25	(13)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(1)	(5)	4
57	Other commodities (a)	2	2	—
58	Charge related to trading activities with Enron and its affiliates	—	—	—

59	Subtotal	1	(3)	4

60	Total current period effects	13	22	(9)

	Change in mark-to-market gains (losses) for future period deliveries
61	Electricity	7	(6)	13
62	Other commodities	1	3	(2)

63	Subtotal	8	(3)	11

64	Total gross margin	$21	$19	$2

Future Marketing and Trading Mark-to-Market Realization

As of March 31, 2004, Pinnacle West had accumulated mark-to-market net gains of $32 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2004, $8 million; 2005, $7 million; 2006, $3 million and thereafter, $14 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the first quarter of 2004. A $1 million realized gain is included in the $11 million on line 52 for the first quarter of 2004.

See Glossary of Terms.	`	Page 4 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$20	$17	$3
66	Natural gas	1	2	(1)
67	Coal	—	(1)	1
68	Emission allowances	—	—	—
69	Other	—	1	(1)

70	Total Gross Margin	$21	$19	$2

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$(2)	$2
72	Other marketing and trading	12	4	8
	APS
73	Generation sales other than native load	3	6	(3)
74	Other marketing and trading	(8)	—	(8)
	Pinnacle West Energy
75	Generation sales other than native load	—	(1)	1
76	Other marketing and trading	10	—	10
	APS ES
77	Other marketing and trading	4	12	(8)

78	Total gross margin before income taxes	$21	$19	$2

See Glossary of Terms.	`	Page 5 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	855,754	827,937	27,817
80	Business	105,502	101,999	3,503

81	Total	961,256	929,936	31,320
82	Wholesale customers	66	65	1

83	Total customers	961,322	930,001	31,321

84	Customer Growth (% over prior year)	3.4%	3.3%	0.1%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,383	2,243	140
86	Business	3,007	2,875	132

87	Total	5,390	5,118	272

	RETAIL USAGE (KWh/Average Customer)
88	Residential	2,816	2,541	275
89	Business	28,919	27,927	992
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	2,784	2,709	75
91	Business	28,502	28,187	315
	ELECTRICITY DEMAND (MW)
92	System peak demand	3,979	3,569	410

See Glossary of Terms.	`	Page 6 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	2,148	2,306	(158)
94	Coal	2,887	2,770	117
95	Gas, oil and other	363	1,288	(925)

96	Total	5,398	6,364	(966)

	Purchased power
97	Firm load	701	(12)	713
98	Marketing and trading	5,507	6,489	(982)

99	Total	6,208	6,477	(269)

100	Total energy sources	11,606	12,841	(1,235)

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	88%	98%	(10)%
102	Coal	77%	75%	2%
103	Gas, oil and other	5%	26%	(21)%
104	System average	44%	58%	(14)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	135	31	104
106	Coal	149	292	(143)
107	Gas	49	189	(140)
108	Total	333	512	(179)

109	Generation Fuel Cost ($/MWh)	$11.17	$15.89	$(4.72)

See Glossary of Terms.	`	Page 7 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended March 31, 2004 and 2003

		3 Mo. Ended March 31
Line		2004	2003	Incr (Decr)
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$43.73	$49.66	$(5.93)
111	SP15	$48.37	$54.35	$(5.98)
	Off-Peak
112	Palo Verde	$33.66	$36.09	$(2.43)
113	SP15	$36.90	$39.70	$(2.80)
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	273	76	197
115	Heating degree-days	552	349	203
116	Average humidity	39%	44%	(5)%
	10-Year Averages
117	Cooling degree-days	80	80	—
118	Heating degree-days	521	521	—
119	Average humidity	43%	43%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b) (d)
120	Single-family	5,564	4,957	607
121	Multi-family	1,039	227	812

122	Total	6,603	5,184	1,419

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	2.2%	1.2%	1.0%
124	Unemployment rate (%, seasonally adjusted)	5.2%	5.9%	(0.7)%

Sources:
(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business
(c)	Arizona Department of Economic Security
(d)	The economic indicators reflect three month ended February 2003 and February 2004.

See Glossary of Terms.	`	Page 8 of 8